UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31770	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Rio Vista Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 15, 2009, Digital Lightwave, Inc. (“Digital Lightwave”) issued a press release announcing that on October 14, 2009, a group of stockholders controlling 91.1% of its outstanding shares, filed a Schedule 13E-3 with the Securities and Exchange Commission disclosing that such stockholders will cause Digital Lightwave to merge with a newly formed corporation, Optel Acquisition Corp., in a “going private” transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Digital Lightwave expects to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, on or before November 16, 2009.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press release issued by Digital Lightwave, Inc. on October 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: October 16, 2009	By:	/S/ KENNETH T. MYERS
Kenneth T. Myers
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Digital Lightwave, Inc. on October 15, 2009.